Principal Accounting Policies (Schedule of Observable Short-term Investments And Long-term Investments) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Investment Holdings [Line Items]
Short-term investments	¥ 859,211	$ 124,967	¥ 3,084,634
Long-term investments	897,284	130,505	394,923
Fair Value, Inputs, Level 2 [Member]
Investment Holdings [Line Items]
Short-term investments	562,794	81,855	3,084,634
Long-term investments	¥ 52,441	$ 7,627	¥ 394,923